UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

VALOR COMMUNICATIONS GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32422 (Commission File Number) 201 E. John Carpenter Freeway, Suite 200, Irving, Texas (Address of Principal Executive Offices)	20-0792300 (IRS Employer Identification No.) 75062 (Zip Code)

(972) 373-1000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 2, 2005, Valor Communications Group, Inc. announced the appointment of Edward J. Heffernan to its Board of Directors (effective April 27, 2005), as well as the appointment of Norman W. Alpert to, and the resignation of Todd Khoury from, its Board of Directors (effective April 29, 2005).

Item 7.01 Regulation FD Disclosure.

A copy of the press release relating to the announcement of the appointment of Edward J. Heffernan and Norman W. Alpert to the Board of Directors and the resignation of Todd Khoury from the Board of Directors is being furnished by being attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 2, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005	VALOR COMMUNICATIONS GROUP, INC.

	By:	/s/ William M. Ojile, Jr.

William M. Ojile, Jr. Senior Vice President, Chief Legal Officer and Secretary